John Hancock Trust Supplement dated 3-3-09 to the current Prospectus dated May 1, 2008

Mid Value Trust

Under the advisory agreement between John Hancock Trust (“JHT”), on behalf of the Mid Value Trust (the “Fund”), and John Hancock Investment Management Services, LLC (the “Adviser”), the advisory fee charged to the Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT, in accordance with the following formula:

1.05% of the first $50 million of the Fund’s net assets; and 0.95% of the excess over $50 million of the Fund’s net assets.

The Adviser has voluntarily agreed to waive the advisory fees payable by the Fund to the extent necessary to assess advisory fees consistent with the following formula:

1.05% of the first $50 million of Aggregate Net Assets;* and 0.95% of the excess over $50 million of Aggregate Net Assets.*

* “Aggregate Net Assets” include both the net assets of the Fund and those of the Mid Value Fund, which is a series of John Hancock Funds II.

The Adviser may terminate this voluntary fee waiver at any time and without prior notice.